[GRAPHIC OMITTED]
                                  FLAGS W/ USA

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

SEMI-ANNUAL REPORT - JUNE 30, 2002

                                [GRAPHIC OMITTED]
                               HART WOODSON PHOTO
                                                                    HART WOODSON

NEW FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

[GRAPHIC OF BOOK OMITTED]


TO OUR SHAREHOLDERS,

      Global equity markets suffered during the second quarter because of accounting scandals, credit downgrades and tensions in the Middle East. Nevertheless, the global economic recovery has begun. Although the strength and duration of this recovery remains to be seen, Mr. Market continues to present us with a number of compelling investment opportunities.

      As expected, convertible securities outperformed the broader equity indices. Although the fund declined 3.0% during the quarter, the Morgan Stanley Capital International ("MSCI") World Free Index fell by 9.3%. A safe haven was found in global investment grade bonds, as the AA1 rated Merrill Lynch Global Bond Index gained 8.2%. However, the B1 rated Merrill Lynch Global High Yield Index fell by 6.97% as credit spreads widened. Currency fluctuations contributed positively to portfolio performance as the Euro and Yen strengthened against the U.S. dollar. Approximately 40% of the Fund's assets are invested in Europe, 38% in the U.S., 16% in Japan and 6% in other areas.

      During the current market turmoil, we believe convertible securities provide investors with a unique vehicle for obtaining attractive risk adjusted returns. Our goal is to invest in the convertible securities of great companies selling at a discount to their intrinsic value with a catalyst to unlock that value.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.




INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  ---------------------------------------------
                                                   1ST         2ND          3RD         4TH          YEAR
------------------------------------------------------------------------------------------------------------
 2002:    Net Asset Value                          $7.81       $7.28         --          --            --
          Total Return                             (2.1)%      (3.0)%        --          --            --
------------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value                          $9.94      $ 9.77       $8.22        $8.29         $8.29
          Total Return                             (5.8)%       1.3%      (13.0)%        4.6%        (13.2)%
------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value                         $15.04      $13.21      $11.81       $10.86        $10.86
          Total Return                             10.6%      (10.2)%      (8.4)%      (5.5)%       (14.0)%
------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value                         $10.89      $11.91      $12.71      $13.88        $13.88
          Total Return                              7.6%        9.4%        6.7%       20.3%         51.1%
------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value                         $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return                             11.1%       (0.7)%     (12.3)%      12.2%          8.6%
------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value                         $10.27      $10.98      $11.15       $9.39         $9.39
          Total Return                              0.9%        6.9%        1.5%       (6.1)%         2.8%
------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value                         $11.34      $11.55      $11.41      $10.18        $10.18
          Total Return                              5.1%        1.9%       (1.2)%      (0.3)%         5.5%
------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value                         $10.09      $10.64      $11.05      $10.79        $10.79
          Total Return                              1.6%        5.5%        3.9%        1.2%         12.6%
------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value                         $10.38      $10.37      $10.64       $9.93         $9.93
          Total Return                              3.8%(b)    (0.1)%       2.6%       (5.2)%         0.9%(b)
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                         AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002 (A)
                         ------------------------------------------------

                                                    YEAR        SINCE
                                         QUARTER   TO DATE   INCEPTION (B)   5 YEAR    3 YEAR    1 YEAR
                                         -------   -------   -------------   ------    ------    ------
   Gabelli Global Convertible
     Sec. Fund Class AAA .............  (3.03)%    (5.04)%      4.37%        2.08%   (3.11)%    (13.62)%
   UBS Global Convertible Index ......  (1.51)%    (1.58)%      6.38%        5.72%    1.61%      (2.25)%
   Merrill Lynch Global Bond Index ...   8.24%      7.39%       5.86%        5.45%    5.83%      12.33%
   MSCI AC World Free Index ..........  (9.11)%    (8.12)%      5.55%        0.37%   (8.43)%    (14.22)%



(a) Past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. When shares are redeemed, they may be worth more or less than their original cost. The UBS (formerly Warburg Dillon Reed) Global Convertible Index, the Merrill Lynch Global Bond Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of investment performance. Performance for periods less than one year are not annualized.
(b)  From  commencement  of  investment  operations  on February 3, 1994.  Note:
     Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    ----------------------------------------

         The Gabelli Global Convertible Securities Fund has a $0.10 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 1-800-GABELLI (1-800-422-3554).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES: HOW STRONG IS THE RECOVERY?

      Though the widely anticipated restocking of inventories in the U.S. has been delayed, it is expected to start bouncing back by the third quarter. Since the inventory-to-sales ratio has fallen to 1.35, the lowest on record, the manufacturing recovery at the end of this year should be strong. The Conference

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/02

                                [GRAPHIC OMITTED]
                                  CONV SEC PIE
North America     39.7%
Japan             16.0%
Latin America      2.9%
Asia/Pacific Rim   1.0%
Europe            40.4%

      Board's Index of leading economic indicators, which forecasts likely economic conditions in three to six months time, rose 0.4% in May. This was the seventh gain in the last eight months. The U.S. economy is expected to grow by about 3.0% this year, down from the first quarter's 5.6% torrid pace, but comfortably ahead of last year's 1.2% rate.

      Meanwhile, the global economy is recovering. In Europe, we see Germany emerging from recession. There is industrial recovery in the United Kingdom. And Japan looks set to benefit from capital goods exports in the year ahead.

EUROPE: THE EURO BOUNCES BACK

      During the quarter, the industrial recovery in Europe continued. In June, the manufacturing sector's Purchasing Managers' Index ("PMI") stood at 51.8.
This is the third month in a row where the index has been above 50, which signals economic expansion. On a country specific basis, France and Germany continued to expand while Spain slowed due to its exposure to Latin America. Rising capital goods orders from Asia should continue to benefit European exporters. Meanwhile, the stronger Euro has helped to keep import costs down. Inflation reached a two and a half-year low of 1.7% in June. Consequently, we do not anticipate an increase in short-term interest rates until late 2002.

      On the regulatory front, the European Commission is finalizing its new pan-European takeover code, which could boost merger activity across Europe. The code is designed to facilitate acquisitions once the bidder has obtained 75% of the target company. The "free movement of capital" principal was given a boost in June when the European Court of Justice, Europe's highest court, outlawed the French Government's so-called "golden share" in TotalFinaElf, the oil conglomerate. The golden share had allowed governments to retain control of privatized industries for "national security" reasons. This decision will put into question the legality of government relationships with companies like BAA, Telefonica, and Volkswagen. The Court also overturned a 1999 merger veto by the European Competition Commission, which had blocked MyTravel Group's bid for First Choice Holidays. These efforts provide tangible evidence that the reform process in Europe is moving forward.

UNITED KINGDOM: MANUFACTURING PICKS UP, BUT WILL THE CONSUMER KEEP SPENDING?

      Last quarter we asked whether there were signs of life in the industrial sector. After two years of declining Gross Domestic Product ("GDP") growth, from 3.5% at the beginning of 2000 to 1.1% in the first quarter of this year, it looks like industrial production has turned around at last. In April, the industrial and manufacturing indices rose 1.1% and 0.8%, respectively. This growth continued in May, which was the first back-to-back gain in almost two years.

      The question now is whether recent declines in equity prices and the threat of higher interest rates will stymie the recovery? Although consumer confidence was unchanged in June, there are signs of weakness. UK retail sales declined in May for the first time in five months. Although inflation is benign at 1.5%, and much below the Bank of England's ("BOE") target rate of 2.5%, housing prices increased at their fastest monthly pace on record in May. Sir Edward George, Governor of the BOE, is concerned that interest rates may need to increase from a 39-year low to contain "unsustainable" spending and house prices. Last year, the BOE lowered interest rates seven times to 4.0% in an effort to stimulate the economy and avoid recession. With inflation low and equity prices falling, the Governor will be hard pressed to raise rates any time soon. In fact, interest rate futures contracts predict that short-term rates are only likely to rise to 4.3% by the end of the year, down from March's estimate of 5.4%.

JAPAN: SUSTAINED RECOVERY?

      Japan's economy grew by 1.4% in the first quarter due to a pick up in exports and consumer spending. Exports, which make up about 10% of the $4.2 trillion Japanese economy, have been rising over the last five months. In May, Japanese automobile makers enjoyed a 26% rise in exports, including a 34% increase to the U.S. and a 15% gain to Europe. Exports within Asia, primarily steel, semiconductors, and general machinery, have also improved. Signs of an economic recovery have encouraged consumers to spend as retail sales rose for the first time in several months. Unfortunately, whether or not this virtuous circle of higher exports, increased production and greater domestic spending can continue, remains to be seen. A stronger Japanese Yen may stall the recovery in exports while weak employment figures may dampen consumer confidence.

      Despite what happens in the macro economy, we believe that we can make an attractive risk-adjusted rate of return by investing in the convertible securities of selected Japanese companies. These companies should be attractively priced in relationship to their growth prospects and possess a catalyst to unlock this value. Although reform in Japan will take time, progress is being made. We continue to focus our attention on those companies whose managements understand that profitability and building shareholder value is more important than increasing market share for the sake of size alone.

LET'S TALK CONVERTS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AGNICO-EAGLE MINES LTD. (SUB. DEB. CV. 4.50%, 02/15/12) is a gold producer with operations primarily in Quebec, Canada, where it has been mining gold in the mineral-rich Cadillac belt for three decades. The company also conducts exploration and development activities -- which they have recently expanded -- in Ontario, Canada, and Nevada. Agnico-Eagle's gold production is primarily from underground mining operations, and they recently expanded their gold production, which they hope to increase to 400,000 ounces from 234,860 in 2001. They say this will reduce unit costs to below $100/ounce from $155/ounce in 2001. With a solid reputation as experienced mine-builders and low-cost producers, they are looking for acquisition opportunities.

The bond trades at 117.875% with the stock at $14.57 on a 13.25% conversion premium and 3.82% current yield.

BAE SYSTEMS PLC (7.75% CV. PFD.) manufactures products for the defense and civil aircraft market. The group's military products include aircraft, nuclear submarines and assorted ships, electronics, sensors, and ammunition and weapons systems. BAE is the largest technical support supplier to the U.S. Navy. Their civil aircraft operations include the manufacture of various planes, jet wings (they manufacture and assemble the primary structure of all Airbus wings), landing gear, fuselage sections, and engineering services. An industry leader in flight control systems, their other avionics systems (found on most U.S. military aircraft) encompass avionics displays, mission planning systems, navigation systems, weapons, instruments, electronic warfare, radar (one of the most advanced in the world is used in the Eurofighter), countermeasures systems and communications and datalink equipment. They are also involved in the A400 large military transport program.

The convertible preferred stock trades at Great British Pounds ("GBP") 1.80 with the stock at GBP 3.35 on a 12% conversion premium and current yield of 4.30%.

BELGELECTRIC FINANCE SA (1.50%, 08/08/04) is exchangeable into the shares of TotalFinaElf at a price of Euro 167. TotalFinaElf is one of the leading oil companies in the world. With operations in over 100 countries, it explores for, produces, refines, transports, and markets oil and natural gas. The company also operates a chemical division, Atofina - expected to account for 25% of the capital employed by the group by 2005 - which produces polypropylene, polyethylene, polystyrene, rubber, paint, ink, adhesives and resins. TotalFinaElf operates Total Gasoline filling stations in Europe, the U.S. and Africa. Development of the upstream sector is a top priority for the company. Between 60% and 65% of the investments are dedicated to exploration-production projects, with emphasis on economies of scale. The company expects to boost hydrocarbon production to 40% by 2005, lowering cost per barrel to $6.50. In the downstream sector (i.e. distribution), they aim to focus on Europe and Africa.

The Belgelectric Finance bond trades at Euro 183.70 per unit (110.0% of par) with the stock at Euro 164.40. It trades on an 11% conversion premium and 1.40% current yield.

INTERNATIONAL POWER LTD. (2.00%, 11/24/05), created from the de-merger of National Power plc of the UK in 2000, generates and sells electricity internationally. It plays an active role in all phases of the power generation chain, including development, construction, operation, and trading and marketing. Presently, they have 9,415 MegaWatts ("MW") (net) installed capacity in operation, 1,740 MW (net) installed capacity under construction and approximately 6,000 MW (net) in advanced development. The group has operating facilities in some 13 countries including Australia, the U.S., the UK, the Czech Republic, Portugal, Turkey, Malaysia, Pakistan and Thailand.

The bond trades at 103.75% with the stock at GBP 1.68 on a 72% conversion premium and 4.25% yield to the bonds premium redemption price of 112.40%.

MEDIAONE GROUP INC. (7.00% CV. PFD.) is a mandatory convertible security that will convert into a designated number of Vodafone Group (VOD - $13.65 - NYSE) shares (i.e. between 1 and 0.848) at maturity depending upon the price of VOD stock. Vodafone is the largest mobile telecommunications network company in the world, offering a full range of voice and data communications services in 28 countries. In March 2002, Vodafone had over 101 million proportionate customers worldwide. Vodafone's ambition is to be the world's leading wireless telecommunications and information provider, generating more services and more value than any of its competitors. With competition and market saturation reducing average revenue per mobile phone user, Vodafone hopes to raise its revenues through value added services. Vodafone also has a 50% joint venture with Vivendi Universal in Vizzavi, an Internet and mobile data portal in Europe, and a 45% interest in Verizon Wireless Inc.

The mandatory convertible trades at $14.96 with the VOD ADRs at $13.65. At this level, the mandatory will trade one for one with the stock price, but enjoys a yield pick-up over the common stock of 2.20%.

NEOPOST SA (1.50% 02/01/05) manufactures mailing and shipping equipment. The company produces electronic mailing systems, electronic postal scales, computerized shipping and mail accounting systems, folders and inserters, letter openers, mailroom furnishings, addressing printers, and software and mailroom supplies. Neopost markets its machines in approximately 70 countries worldwide.

The bond trades at Euro 50.50 per unit (i.e. 102.02% of par) with the stock at Euro 40.29 on a 24.50% conversion premium and 4.34% yield to the bond's premium redemption price of Euro 54.03 (i.e. 109.16%).

NEXTEL COMMUNICATIONS INC. (4.75%, 07/01/07) is the leading provider of fully integrated all-digital wireless services in the U.S. The Nextel National Network provides customers with a 4-in-1-business solution: guaranteed all-digital cellular service, Nextel Direct ConnectTM, Nextel Wireless Web, and text/numeric messaging capabilities. Nextel services also feature built-in call security and cloning protection. In the first quarter of 2002, it had 9,200,000 domestic digital subscribers, and 10,354,000 global digital proportionate subscribers. Through its affiliate NII Holdings, Inc., it also provides wireless communication services to business customers -- principally in Argentina, Brazil, Mexico, Peru, the Philippines and Japan.

The Nextel bond is a busted convertible trading at 45.25% with the stock at $3.21. The bond has a 233% conversion premium, 10.05% current yield and 24.25% yield to maturity.

USS CO. LTD. (ZERO COUPON, 09/29/06) manages used car auction facilities throughout Japan. The company also conducts auto auctions through satellites, and provides used car information through the Internet. Through a joint venture, it has recently opened a new auction site in Istanbul, choosing Turkey as its first overseas expansion location because of the country's lack of a fully developed used car market. It also plans to open a new auction site in Milan this spring.

The zero coupon bond trades at 107.30% with the stock at 4,890 Yen on a 2.10% conversion premium.

YAMAHA MOTOR CO. (ZERO COUPON, 03/31/09), affiliated with Yamaha Corp., manufactures motorcycles and scooters (54% sales). The company also produces motor vehicle engines for Toyota Motor Corp. and Ford Motor Co. Specialty products include motor boats, fishing boats, outboard motors, marine diesel engines, sailboats (marine products total 19.9% of sales), 4-wheel all-terrain-vehicles, racing karts, snowmobiles, golf carts, snow-throwers and electric power generators. Yamaha Motor sells products in Japan (16.9% sales), North America (37.3%), Europe (22.7%), Asia (14.3%) and South America. Total sales in the year to March 2002 were 947 billion Yen ($7.95 billion).

The zero coupon bond trades at 111.55% with the stock at 882 Yen on a 4.75% conversion premium.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                          WHEN
                        ---                          -----
      Special Chats:    Mario J. Gabelli             First Monday of each month
                        Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:


                      AUGUST                           SEPTEMBER                       OCTOBER
                      ------                           ---------                       -------
      1st  Wednesday  Susan Byrne                      Caesar Bryan                    Walter Walsh & Laura  Linehan
      2nd  Wednesday  Lynda Calkin                     Hart Woodson                    Caesar  Bryan
      3rd  Wednesday  Walter Walsh & Laura Linehan     Charles Minter & Martin Weiner  Henry Van der Eb
      4th  Wednesday  Barbara Marcin                   Barbara Marcin                  Lynda Calkin
      5th  Wednesday                                                                   Barbara Marcin


      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as
participation   is  limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      Signs of a global economic recovery are now visible. Although risks remain, we are cautiously optimistic that the recovery will continue. As it picks up momentum, we expect the rest of the world, which lagged the U.S., to benefit. We will continue to search the globe for the best possible investment ideas. We thank you for your support.
      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   Sincerely,




                                   \S\SIGNATURE OMITTED

                                   A. HARTSWELL WOODSON, III
                                   Portfolio Manager
July 23, 2002

-------------------------------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                                  JUNE 30, 2002
Groupe Bruxelles Lambert SA (Cv., 1.28%, 07/09/03)    The Gap Inc. (Cv., 5.75%, 03/15/09)
Ergo International AG (Cv., 2.25%, 09/14/06)          Compagnie de Saint-Gobain (Cv., 2.625%, 01/01/07)
Vivendi Universal SA (Cv., 1.00%, 03/01/06)           Parmalat Netherlands BV (Cv., 0.875%, 06/30/21)
Neopost SA (Cv., 1.50%, 02/01/05)                     Belgelectric Finance BV (Cv., 1.50%, 08/04/04)
Titan Capital Trust (5.75%, Cv. Pfd.)                 Northrop Grumman Corp. (7.25% Cv. Pfd.)
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS -- JUNE 30, 2002 (A)
                   ------------------------------------------
                 CLASS AAA  CLASS A SHARES  CLASS B SHARES       CLASS C SHARES
--------------------------------------------------------------------------------
  1 Year ....... (13.62)%    (13.73)%          (14.31)%              (13.96)%
                             (18.81)%(c)       (18.66)%(d)           (14.83)%(d)
  5 Year .......   2.08%       2.06%             1.88%                 2.00%
                               0.85%(c)          1.59%(d)              2.00%(d)
  Life of Fund(b)  4.37%       4.35%             4.25%                 4.32%
                               3.62%(c)          4.25%(d)              4.32%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 3, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                                 COST         VALUE
  --------                                                ----        -------
              CORPORATE BONDS -- 67.2%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.1%
 $ 125,000      Standard Motor Products Inc.,
                Sub. Deb. Cv.,
                6.750%, 07/15/09 ...................  $   125,000   $   101,563
                                                      -----------   -----------
              BROADCASTING -- 4.1%
   700,000(c)   Groupe Bruxelles Lambert
                SA, Cv.,
                1.280%, 07/09/03 ...................      567,958       393,455
                                                      -----------   -----------
              BUILDING AND CONSTRUCTION -- 1.6%
20,000,000(b) Painthouse Co. Ltd., Cv.,
                0.300%, 08/31/06 ...................      152,934       151,014
                                                      -----------   -----------
              COMPUTER SOFTWARE AND SERVICES -- 2.1%
22,000,000(b) Capcom Co. Ltd., Cv.,
                1.000%, 09/30/05 ...................      224,530       204,662
                                                      -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 4.8%
   273,000(c) Compagnie de Saint-
                Gobain, Cv.,
                2.625%, 01/01/07 ...................      249,759       278,480
   200,000(c) Elektrim Finance, Cv.,
                3.750%, 07/02/04 (d) ...............      205,953       182,711
                                                      -----------   -----------
                                                          455,712       461,191
                                                      -----------   -----------
              ELECTRONICS -- 0.9%
   100,000    STMicroelectronics NV,
                Sub. Deb. Cv.,
                Zero Coupon, 09/22/09+ .............      104,484        87,500
                                                      -----------   -----------
              ENERGY AND UTILITIES -- 5.6%
   251,460(c) Belgelectric  Finance SA, Cv.,
                1.500%, 08/04/04 ...................      253,693       272,696
   110,000    Devon Energy Corp.,
                Sub. Deb. Cv.,
                4.950%, 08/15/08 ...................      115,967       110,000
   150,000    International Power Ltd., Cv.,
                2.000%, 11/24/05 ...................      166,442       156,075
                                                      -----------   -----------
                                                          536,102       538,771
                                                      -----------   -----------
              ENTERTAINMENT -- 3.8%
   200,000    Liberty Media Corp.,
                Sub. Deb. Cv.,
                3.250%, 03/15/31 (a) ...............      200,000       190,000
   177,905(c) Vivendi Universal SA, Cv.,
                1.000%, 03/01/06 ...................      165,989       172,631
                                                      -----------   -----------
                                                          365,989       362,631
                                                      -----------   -----------
              EQUIPMENT AND SUPPLIES -- 6.8%
   150,000    Antec Corp., Sub. Deb. Cv.,
                4.500%, 05/15/03 ...................      160,096       138,375
   297,000(c) Neopost SA, Cv.,
                1.500%, 02/01/05 ...................      267,521       296,287

  PRINCIPAL                                                             MARKET
   AMOUNT                                                  COST          VALUE
  --------                                                 ----         -------
$20,000,000(b)  Sato Corp., Cv.,
                0.550%, 09/30/03 ...................  $   203,556   $   224,603
                                                      -----------   -----------
                                                          631,173       659,265
                                                      -----------   -----------
              FINANCIAL SERVICES -- 6.7%
   200,000(c) Ergo International AG, Cv.,
                2.250%, 09/14/06 ...................      192,609       197,347
   170,000(c) Ergo International AG, Cv.,
                0.750%, 09/14/06 ...................      151,769       163,296
20,000,000(b) Orix Corp., Cv.,
                0.375%, 03/31/05 ...................      189,607       179,590
   200,000(c) Wuertt AG Versich-Beteil, Cv.,
                1.150%, 04/17/08 ...................      116,304        99,812
                                                      -----------   -----------
                                                          650,289       640,045
                                                      -----------   -----------
              FOOD AND BEVERAGE -- 6.5%
   260,000(c) Autogrill Finance SpA, Cv.,
                Zero Coupon, 06/16/14+ .............      175,922       199,969
   270,000(c) Parmalat Netherlands BV, Cv.,
                0.875%, 06/30/21 ...................      256,188       276,098
   139,100(c) Pernod Ricard SA, Cv.,
                2.500%, 01/08/08 ...................      150,827       152,632
                                                      -----------   -----------
                                                          582,937       628,699
                                                      -----------   -----------
              HEALTH CARE -- 3.7%
20,000,000(b) Fujirebio Inc., Cv.,
                Zero Coupon, 12/29/06+ .............      178,556       194,400
15,000,000(b) Nissho Corp., Cv.,
                1.000%, 03/31/03 ...................      127,014       157,063
                                                      -----------   -----------
                                                          305,570       351,463
                                                      -----------   -----------
              METALS AND MINING -- 1.9%
   150,000    Agnico Eagle Mines Ltd.,
                Sub. Deb. Cv.,
                4.500%, 02/15/12 ...................      206,068       187,500
                                                      -----------   -----------
              PUBLISHING -- 1.6%
   250,000    Medya Holding, Cv.,
                Zero Coupon,
                06/28/01+ (d)(e) ...................      249,997             0
   150,000(c) VNU NV, Sub. Deb. Cv.,
                1.750%, 11/15/04 ...................      169,458       153,433
                                                      -----------   -----------
                                                          419,455       153,433
                                                      -----------   -----------
              RETAIL -- 4.8%
   250,000    The Gap Inc., Cv.,
                5.750%, 03/15/09 (a) ...............      289,325       285,937
20,000,000(b) USS Co. Ltd., Cv.,
                Zero Coupon, 09/29/06+ .............      172,232       179,382
                                                      -----------   -----------
                                                          461,557       465,319
                                                      -----------   -----------
              TELECOMMUNICATIONS -- 5.2%
   125,000(c) Olivetti SpA, Cv.,
                1.500%, 01/01/10 ...................      140,582       143,082


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
-------------------------------------------------------------------
  PRINCIPAL                                                             MARKET
   AMOUNT                                                  COST          VALUE
  --------                                                 ----         -------
              CORPORATE BONDS (CONTINUED)
              TELECOMMUNICATIONS (CONTINUED)
 $ 250,000(c) Portugal Telecom
                SGPS SA, Cv.,
                1.500%, 06/07/04 ...................  $   274,367   $   236,734
   100,000    Telefonos de Mexico SA,
                Sub. Deb. Cv.,
                4.250%, 06/15/04 ...................      142,391       118,875
                                                      -----------   -----------
                                                          557,340       498,691
                                                      -----------   -----------
              TRANSPORTATION -- 2.4%
25,000,000(b) Yamaha Motor Co., Cv.,
                Zero Coupon, 03/31/09+ .............      210,283       235,282
                                                      -----------   -----------
              WIRELESS COMMUNICATIONS -- 3.6%
   375,000    Nextel Communications Inc., Cv.,
                4.750%, 07/01/07 ...................      299,311       172,500
   550,000    United States Cellular Corp.,
                Sub. Deb. Cv.,
                Zero Coupon, 06/15/15+ .............      351,385       171,188
                                                      -----------   -----------
                                                          650,696       343,688
                                                      -----------   -----------
              TOTAL CORPORATE
                BONDS ..............................    7,208,077     6,464,172
                                                      -----------   -----------

    SHARES
  ----------
              PREFERRED STOCKS -- 27.4%
              AEROSPACE -- 3.9%
      40,000  BAE Systems plc,
                7.750% Cv. Pfd. ....................      101,529       108,989
       2,000  Northrop Grumman Corp.,
                7.250% Cv. Pfd. ....................      241,740       265,020
                                                      -----------   -----------
                                                          343,269       374,009
                                                      -----------   -----------
              AUTOMOTIVE -- 2.5%
       9,100  General Motors Corp.,
                5.250% Cv. Pfd., Ser. B ............      250,239        239,057
                                                      -----------   -----------
              CABLE -- 2.9%
       7,000  CVC Equity Securities Trust I,
                6.500% Cv. Pfd. ....................      226,802       102,900
      12,000  MediaOne Group Inc.,
                7.000% Cv. Pfd. ....................      330,563       179,520
                                                      -----------   -----------
                                                          557,365       282,420
                                                      -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 5.0%
       4,500  Cendant Corp.,
                7.750% Cv. Pfd. ....................      190,912       196,650
       7,500  Titan Capital Trust,
                5.750% Cv. Pfd. ....................      328,750       286,875
                                                      -----------   -----------
                                                          519,662       483,525
                                                      -----------   -----------
                                                                        MARKET
     SHARES                                                COST          VALUE
    --------                                               ----         -------
              ENERGY AND UTILITIES -- 6.9%
       3,250  Alliant Energy Resources Inc.,
                7.250% Cv. Pfd. (a) ................  $   154,375   $    76,375
       3,500  Calpine Capital Trust II,
                5.50% Cv. Pfd. .....................      154,875       102,375
       2,000  Dominion Resources Inc.,
                9.500% Cv. Pfd. ....................      100,000       121,400
       4,300  EVI Inc.,
                5.000% Cv. Pfd. ....................      209,413       215,000
       5,000  Mirant Trust I,
                6.250% Cv. Pfd., Ser. A ............      244,095       148,200
                                                      -----------   -----------
                                                          862,758       663,350
                                                      -----------   -----------
              ENTERTAINMENT -- 1.2%
      10,500  Rainbow Equity
                Securities Trust II,
                6.250% Cv. Pfd. ....................      212,041       120,435
                                                      -----------   -----------
              PAPER AND FOREST PRODUCTS -- 3.2%
       2,000  Amcor Ltd.,
                7.250% Cv. Pfd. ....................       94,000       100,740
       5,000  Sealed Air Corp.,
                $2.00 Cv. Pfd., Ser. A .............      157,125       204,250
                                                      -----------   -----------
                                                          251,125       304,990
                                                      -----------   -----------
              TELECOMMUNICATIONS -- 1.8%
      10,000  Broadwing Inc.,
                6.750% Cv. Pfd., Ser. B ............      416,750       169,000
                                                      -----------   -----------
              TOTAL PREFERRED
                STOCKS .............................    3,413,209     2,636,786
                                                      -----------   -----------
              FOREIGN COMMON STOCKS -- 2.9%
              PHARMACEUTICALS -- 2.9%
       2,500  Altana AG ............................      112,477       135,652
      10,000  Pliva dd, Reg S, GDR .................       99,006       147,400
                                                      -----------   -----------
              TOTAL FOREIGN
                COMMON STOCKS ......................      211,483       283,052
                                                      -----------   -----------
              COMMON STOCKS -- 1.6%
              ENTERTAINMENT -- 1.6%
       7,000  Vivendi Universal SA, ADR ............      232,014       150,500
                                                      -----------   -----------
              TOTAL
                INVESTMENTS -- 99.1% ...............  $11,064,783     9,534,510
                                                      ===========   ===========
              OTHER ASSETS AND
                LIABILITIES (NET) -- 0.9% .......................        89,393
                                                                    -----------
              NET ASSETS -- 100.0% ..............................   $ 9,623,903
                                                                    ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

----------------
              For Federal tax purposes:
              Aggregate cost ....................................   $11,064,783
                                                                    ===========
              Gross unrealized appreciation .....................   $   435,649
              Gross unrealized depreciation .....................    (1,965,922)
                                                                    -----------
              Net unrealized appreciation/(depreciation) ........   $(1,530,273)
                                                                    ===========
----------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the market value of Rule 144A securities amounted to $552,312 or 5.74% of net assets.
 (b)   Principal amount denoted in Japanese Yen.
 (c)   Principal amount denoted in Euros.
 (d)   Security in default.
 (e)   Security fair valued under procedures established by the
       Board of Directors.
 +     Non-income producing security.
 ADR - American Depository Receipt.
 GDR - Global Depository Receipt.

                                      % OF
                                     MARKET            MARKET
GEOGRAPHIC DIVERSIFICATION           VALUE              VALUE
---------------------------          ------          ----------
Europe ..........................     40.4%          $3,848,704
North America ...................     39.7%           3,784,119
Japan ...........................     16.0%           1,525,997
Latin America ...................      2.9%             274,950
Asia/Pacific Rim ................      1.0%             100,740
                                     -----           ----------
                                     100.0%          $9,534,510
                                     =====           ==========


                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $11,064,783) ......................   $ 9,534,510
  Receivable for Fund shares sold ...............................        18,425
  Receivable for investments sold ...............................       977,336
  Dividends, reclaims and interest receivable ...................        89,109
                                                                    -----------
  TOTAL ASSETS ..................................................    10,619,380
                                                                    -----------
LIABILITIES:
  Payable for investments purchased .............................       591,693
  Payable for Fund shares redeemed ..............................        12,838
  Payable for investment advisory fees ..........................         8,007
  Payable for distribution fees .................................         2,023
  Payable to custodian ..........................................       353,588
  Other accrued expenses ........................................        27,328
                                                                    -----------
  TOTAL LIABILITIES .............................................       995,477
                                                                    -----------
  NET ASSETS applicable to 1,322,456
    shares outstanding ..........................................   $ 9,623,903
                                                                    ===========
NET ASSETS CONSIST OF:
  Capital stock, at par value ...................................   $     1,322
  Additional paid-in capital ....................................    12,734,012
  Distributions in excess of net investment
    income ......................................................      (747,191)
  Distributions in excess of net realized
    gain on investments and foreign
    currency transactions .......................................      (843,152)
  Net unrealized depreciation on investments
    and foreign currency transactions ...........................    (1,521,088)
                                                                    -----------
  TOTAL NET ASSETS ..............................................   $ 9,623,903
                                                                    ===========
SHARES OF CAPITAL STOCK:
 CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) ..........................................     1,316,366
                                                                    ===========
  Net Asset Value, offering and redemption
    price per share .............................................         $7.28
                                                                    ===========
 CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) ..........................................         1,268
                                                                    ===========
  Net Asset Value and redemption
    price per share .............................................         $7.27
                                                                    ===========
  Maximum offering price per share
    (NAV / 0.9425,  based on maximum sales charge
    of 5.75% of the offering price
    at June 30, 2002) ...........................................         $7.71
                                                                    ===========
 CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) ..........................................         2,968
                                                                    ===========
  Net Asset Value and offering price per share ..................       $7.20(a)
                                                                    ===========
 CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) ..........................................         1,854
                                                                    ===========
  Net Asset Value and offering price per share ..................       $7.25(a)
                                                                    ===========
(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $2,092) ....................   $   111,730
  Interest ......................................................        65,453
                                                                    -----------
  TOTAL INVESTMENT INCOME .......................................       177,183
                                                                    -----------
EXPENSES:
  Investment advisory fees ......................................        46,077
  Registration fees .............................................        23,803
  Shareholder communications expenses ...........................        16,370
  Shareholder services fees .....................................        15,169
  Distribution fees .............................................        11,616
  Legal and audit fees ..........................................        11,606
  Custodian fees ................................................         3,776
  Interest expense ..............................................           329
  Directors' fees ...............................................           226
  Miscellaneous expenses ........................................         1,344
                                                                    -----------
  TOTAL EXPENSES ................................................       130,316
                                                                    -----------
  NET INVESTMENT INCOME .........................................        46,867
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments and
  foreign currency transactions .................................      (368,879)
  Net change in unrealized depreciation on
    investments and foreign
    currency transactions .......................................      (112,128)
                                                                    -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS .......................................      (481,007)
                                                                    -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .............................................   $  (434,140)
                                                                    ===========


                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2002         YEAR ENDED
                                                                                   (UNAUDITED)      DECEMBER 31, 2001
                                                                                   ----------          -----------
OPERATIONS:
  Net investment income (loss) .............................................       $   46,867          $   (87,676)
  Net realized loss on investments
    and foreign currency transactions ......................................         (368,879)            (509,210)
  Net change in unrealized depreciation on investments
    and foreign currency transactions ......................................         (112,128)            (713,401)
                                                                                   ----------          -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................         (434,140)          (1,310,287)
                                                                                   ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ..............................................................          (46,680)                  --
    Class A ................................................................              (49)                  --
    Class B ................................................................              (87)                  --
    Class C ................................................................              (51)                  --
                                                                                   ----------          -----------
                                                                                      (46,867)                  --
                                                                                   ----------          -----------
  Return of capital
    Class AAA ..............................................................         (666,689)          (1,175,426)
    Class A ................................................................             (701)                (783)
    Class B ................................................................           (1,239)                (651)
    Class C ................................................................             (735)                  (2)
                                                                                   ----------          -----------
                                                                                     (669,364)          (1,176,862)
                                                                                   ----------          -----------
  Net realized gain on investments
    Class AAA ..............................................................               --               (3,117)
    Class A ................................................................               --                   (2)
    Class B ................................................................               --                   (2)
    Class C ................................................................               --                   --
                                                                                   ----------          -----------
                                                                                          --                (3,121)
                                                                                   ----------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................         (716,231)          (1,179,983)
                                                                                   ----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ................................................................        2,438,594              222,314
  Class A ..................................................................            1,210               11,167
  Class B ..................................................................           17,148                7,327
  Class C ..................................................................           14,253                  103
                                                                                   ----------          -----------
  Net increase in net assets from capital share transactions ...............        2,471,205              240,911
                                                                                   ----------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................        1,320,834           (2,249,359)
NET ASSETS:
  Beginning of period ......................................................        8,303,069           10,552,428
                                                                                   ----------          -----------
  End of period ............................................................       $9,623,903          $ 8,303,069
                                                                                   ==========          ===========


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2002, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the six months ended June 30, 2002, the Fund did not purchase or write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $724,273. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $11,475 and $13 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C incurred distribution costs of $82 and $46, respectively, or 1.00% of average daily net assets, the annual limitation under this Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $3,454,319 and $1,603,989, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002.

The average daily amount of borrowings within the six months ended June 30, 2002 was $2,022 with a related weighted average interest rate of 2.56%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $131,000.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


7. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2002                   DECEMBER 31, 2001
                                                       --------------------------        -------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                       --------------------------        -------------------------
                                                               CLASS AAA                         CLASS AAA
                                                       --------------------------        -------------------------
Shares sold .........................................   464,399       $ 3,621,671         268,297      $ 2,588,273
Shares issued upon reinvestment of dividends ........    88,111           671,116         119,604        1,114,758
Shares redeemed .....................................  (236,465)       (1,854,193)       (359,517)      (3,480,717)
                                                       --------       -----------        --------      -----------
    Net increase ....................................   316,045       $ 2,438,594          28,384      $   222,314
                                                       ========       ===========        ========      ===========

                                                                CLASS A                           CLASS A
                                                       --------------------------        -------------------------
Shares sold .........................................       105       $       871           1,030      $    10,383
Shares issued upon reinvestment of dividends ........        44               339              89              785
Shares redeemed .....................................        --                --              --               (1)
                                                       --------       -----------        --------      -----------
    Net increase ....................................       149       $     1,210           1,119      $    11,167
                                                       ========       ===========        ========      ===========


                                                                CLASS B                           CLASS B
                                                       --------------------------        -------------------------
Shares sold .........................................     2,210       $    16,932             737      $     7,393
Shares issued upon reinvestment of dividends ........        29               216               1                7
Shares redeemed .....................................        --                --              (9)             (73)
                                                       --------       -----------        --------      -----------
    Net increase ....................................     2,239       $    17,148             729      $     7,327
                                                       ========       ===========        ========      ===========


                                                                CLASS C                           CLASS C
                                                       --------------------------        -------------------------
Shares sold .........................................     1,805       $    14,000              12      $       100
Shares issued upon reinvestment of dividends ........        37               253              --                2
Shares redeemed .....................................        --                --              --               --
                                                       --------       -----------        --------      -----------
    Net increase ....................................     1,842       $    14,253              12      $       102
                                                       ========       ===========        ========      ===========

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Selected data for a share of capital stock outstanding throughout each period:

                                          INCOME
                                FROM INVESTMENT OPERATIONS                                DISTRIBUTIONS
                        ------------------------------------------    --------------------------------------------------
                                          Net
             Net Asset      Net        Realized and        Total                      Net
  Period       Value,    Investment     Unrealized         from           Net      Realized      Return
   Ended     Beginning    Income      Gain (Loss) on    Investment    Investment    Gain on        of         Total
December 31,  of Period    (Loss)       Investments      Operations      Income    Investments   Capital   Distributions
------------ ---------- -----------   -------------     ----------    ----------  ------------   --------  -------------
CLASS AA
  2002(a)      $ 8.29      $0.04         $(0.45)          $(0.41)       $(0.04)        --        $(0.56)     $(0.60)
  2001          10.86      (0.09)         (1.28)           (1.37)           --     $(0.00)(e)     (1.20)      (1.20)
  2000          13.88      (0.54)         (1.28)           (1.82)           --      (1.20)           --       (1.20)
  1999          10.12      (0.18)          5.33             5.15         (0.03)     (1.36)           --       (1.39)
  1998           9.39      (0.12)          0.93             0.81         (0.01)     (0.07)           --       (0.08)
  1997          10.18       0.11           0.17             0.28         (0.14)     (0.90)        (0.03)      (1.07)
CLASS A (H)
  2002(a)        8.28       0.04          (0.45)           (0.41)        (0.04)        --         (0.56)      (0.60)
  2001(c)       10.27      (0.09)         (1.10)           (1.19)           --      (0.00)(e)     (0.80)      (0.80)
CLASS B
  2002(a)        8.23       0.01          (0.44)           (0.43)        (0.01)        --         (0.59)      (0.60)
  2001(b)       10.04      (0.16)         (0.75)           (0.91)           --      (0.00)(e)     (0.90)      (0.90)
CLASS C
  2002(a)        8.27       0.02          (0.44)           (0.42)        (0.02)        --         (0.58)      (0.60)
  2001(d)        8.58      (0.14)          0.03            (0.11)           --      (0.00)(e)     (0.20)      (0.20)




                                           RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                    ------------------------------------------------------------
                                                      Net
              Net Asset             Net Assets      Investment         Operating
  Period        Value,                 End of     Income (Loss) to    Expenses to     Portfolio
   Ended        End of    Total        Period      Average Net         Average Net     Turnover
December 31,    Period   Return+    (in 000's)        Assets          Assets (f)(g)      Rate
------------  ---------- ---------- ----------    ----------------    ------------    ----------
CLASS AA
  2002(a)       $ 7.28    (5.0)%      $ 9,580        1.02%(i)              2.83%(i)       18%
  2001            8.29   (13.2)         8,288       (0.93)                 2.69           49
  2000           10.86   (14.0)        10,552       (3.19)                 2.64           89
  1999           13.88    51.1         17,593       (2.29)                 2.44          151
  1998           10.12     8.6          7,326       (1.00)                 2.63           89
  1997            9.39     2.8          9,375        1.17                  2.48          100
CLASS A (H)
  2002(a)         7.27    (5.1)             9        1.02(i)               2.83(i)        18
  2001(c)         8.28   (13.3)             9       (0.93)(i)              2.69(i)        49
CLASS B
  2002(a)         7.20    (5.3)            21        0.27(i)               3.58(i)        18
  2001(b)         8.23   (13.8)             6       (1.68)(i)              3.44(i)        49
CLASS C
  2002(a)         7.25    (5.2)            14        0.27(i)               3.58(i)        18
  2001(d)         8.27   (13.5)             0       (1.68)(i)              3.44(i)        49


--------------------------------------------------------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  For the period  ended June 30, 2002; unaudited.
(b)  From March 28, 2001, the date the shares were continuously outstanding.
(c)  From May 2, 2001, the date the shares were continuously outstanding.
(d)  From November 26, 2001, the date the shares were continuously outstanding.
(e)  Amount represents less than $0.005 per share.
(f) The Fund incurred interest expense during the years ended December 31, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.46%, 2.42% and 2.46%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.
(g) The Fund incurred interest expense during the six months ended June 30, 2002 and the period ended December 31, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.82% and 2.67% (Class AAA), 2.82% and 2.67% (Class A), 3.57% and 3.42% (Class B) and 3.57% and 3.42% (Class C), respectively.
(h) Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A for the period ending December 31, 2000, as the information for this period is not considered meaningful.
(i)  Annualized.

                 See accompanying notes to financial statements.

       Gabelli Global Series Funds, Inc.
THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
             One Corporate Center
           Rye, New York 10580-1422
                 1-800-GABELLI
               [1-800-422-3554]
              FAX: 1-914-921-5118
            HTTP://WWW.GABELLI.COM
           E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily by calling
       1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

            OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER


                   DISTRIBUTOR
             Gabelli & Company, Inc.

  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
       State Street Bank and Trust Company

                  LEGAL COUNSEL
    Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB441Q202SR

[GRAPHIC OMITTED]
MARIO GABELLI PHOTO

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002